UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 25, 2004

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	000-24784	94-3003809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 North Bernardo Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 526-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 27, 2004, Pinnacle Systems, Inc. (the “Company”) announced that it expects to implement a restructuring plan over the next three to six months ending December 31, 2004. The restructuring plan will include a reduction of workforce, associated with the Company’s realignment of its business to a functional organizational structure, and will result in a restructuring charge. The Company is also in the process of evaluating whether to vacate excess leased space in both U.S. and European locations, and therefore may incur additional restructuring costs in the next three to six months ending December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE SYSTEMS, INC.

By:	/s/ Arthur D. Chadwick
Arthur D. Chadwick Vice President of Finance and Administration and Chief Financial Officer

Date: August 25, 2004